UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      April 21, 2003

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON (State or other jurisdiction of incorporation)	0-23137 (Commission File Number)	91-1628146 (I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 674-2700
Registrant’s telephone number, including area code

INAPPLICABLE
(Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

     On April 21, 2003, RealNetworks, Inc. issued a press release announcing that it had agreed to acquire Listen.com, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7(c). EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by RealNetworks, Inc. dated April 21, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

/s/ Brian V. Turner
	By:	Brian V. Turner Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer
Dated: April 23, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by RealNetworks, Inc. dated April 21, 2003.